                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
      Subsection 240.14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

               CUMBERLAND MOUNTAIN BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

         [CUMBERLAND MOUNTAIN BANCSHARES, INC. LETTERHEAD]



                       September 19, 1997


Dear Stockholder:

     We invite you to attend the 1997 Annual Meeting of the Stockholders of Cumberland Mountain Bancshares, Inc. to be held at the main office of Middlesboro Federal Bank, Federal Savings
Bank, 1431 Cumberland Avenue, Middlesboro, Kentucky, on
Wednesday, October 15, 1997 at 3:00 p.m., Eastern Time.

     The accompanying notice and proxy statement describe the
formal business to be transacted   Enclosed with this proxy
statement are a proxy card and an Annual Report to Stockholders for the 1997 fiscal year. Directors and officers of the Company, as well as representatives of Marr, Miller & Myers, PSC, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     To help us with our planning, please check the box on the proxy card if you plan to attend the meeting in person.

                          Sincerely,

                          /s/ James J. Shoffner

                          James J. Shoffner
                          President and Chief Managing Officer

_________________________________________________________________
               CUMBERLAND MOUNTAIN BANCSHARES, INC.
                    1431 Cumberland Avenue
                  Middlesboro, Kentucky  40965
                        (606) 248-4584
_________________________________________________________________

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD ON OCTOBER 15, 1997
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Annual Meeting") of Cumberland Mountain
Bancshares, Inc. (the "Company"), will be held at the main office of Middlesboro Federal Bank, Federal Savings Bank, 1431
Cumberland Avenue, Middlesboro, Kentucky 40965 at 3:00 p.m.,
Eastern Time, on Wednesday, October 15, 1997.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors;

     2.   The ratification of auditors; and

     3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Any action may be taken on any one of the foregoing pro-

posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 5, 1997 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     The Company's Proxy Statement for the Annual Meeting accompanies this Notice and a form of proxy is enclosed herewith. You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ J. D. Howard
                            J. D. HOWARD
                            SECRETARY
Middlesboro, Kentucky
September 19, 1997
_________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
_________________________________________________________________

                         PROXY STATEMENT
                              OF
              CUMBERLAND MOUNTAIN BANCSHARES, INC.
                     1431 Cumberland Avenue
                   Middlesboro, Kentucky  40965

                  ANNUAL MEETING OF STOCKHOLDERS
                       OCTOBER 15, 1997

_________________________________________________________________
                          GENERAL
_________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cumberland Mountain Bancshares, Inc. (hereinafter called the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company (hereinafter called the "Annual Meeting"), which will be held at the main office of Middlesboro Federal Bank, Federal Savings Bank, 1431 Cumberland Avenue, Middlesboro, Kentucky on Wednesday, October 15, 1997, at 3:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about September 19, 1997.

_________________________________________________________________
             VOTING AND REVOCABILITY OF PROXIES
_________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein.
Where no instructions are indicated, proxies will be voted forthe nominee for director named below and for the other proposals to be presented as described herein. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual
Meeting.  If any other business is presented at the Annual
Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

_________________________________________________________________
      VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 5, 1997 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 678,800 shares of Common Stock issued and outstanding.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                      AMOUNT AND      PERCENT OF
                                      NATURE OF       SHARES OF
NAME AND ADDRESS                      BENEFICIAL     COMMON STOCK
OF BENFICIAL OWNER                    OWNERSHIP(1)   OUTSTANDING
---------------                       ------------   ------------
James J. Shoffner                     42,368 (2)       6.24%
1431 Cumberland Avenue
Middlesboro, Kentucky 40961

Cumberland Mountain Bancshares, Inc.   58,727     8.65%
Employee Stock Ownership Plan
1431 Cumberland Avenue
Middlesboro, Kentucky  40961

Jeffrey L. Gendell                        56,516       8.33%
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York 10166

All Executive Officers and               142,222 (3)  20.43%
Directors as a group (7 persons)

___________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
     Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) Includes 523 shares which Mr. Shoffner has the right to acquire pursuant to the exercise of options.
(3) Includes 7,526 shares which directors and officers have the right to acquire pursuant to the exercise of options.

_________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors is currently composed of five members. Under the Company's Charter, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting, two directors will be elected for a term expiring at the Annual Meeting to be held in the year 2000. The Board of Directors has nominated J. Roy Shoffner and Robert R. Long, each to serve for an additional term of three years and until their successors are elected and qualified. Under Tennessee law, directors are elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

     Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

     The following table sets forth, for the nominee and each continuing director, his name, age as of the Record Date, the year he first became a director of the Bank, the expiration of his current term as a director of the Company and the number and percentage of shares of Common Stock beneficially owned. All of the Company's current directors were initially appointed as directors in 1996 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person has been selected as a director or nominee for director of the Company, and, except for J. Roy Shoffner and James J. Shoffner who are father and son, no director, nominee or executive officer is related to any other director, nominee or executive officer by blood, marriage or adoption.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED BELOW.

                                                              SHARES OF
                        AGE AS      YEAR FIRST               COMMON STOCK
                        OF THE      ELECTED AS    CURRENT    BENEFICIALLY
                        RECORD     DIRECTOR OF      TERM     OWNED AS OF    PERCENT
     NAME               DATE        THE BANK      TO EXPIRE  RECORD DATE(1) OF CLASS
------------------------------------------------------------------------------------
                         BOARD NOMINEE FOR TERMS TO EXPIRE
                            AT THE 2000 ANNUAL MEETING

J. Roy Shoffner         69          1961           1997        41,696 (2)   6.12%
Robert R. Long          76          1965           1997        25,352 (3)   3.72%

                        DIRECTORS CONTINUING IN OFFICE

James J. Shoffner       36          1988           1999        42,368 (4)   6.24%
Reecie Stagnolia, Jr.   61          1993           1998        14,705 (5)   2.16%
Raymond C. Walker       67          1985           1998        13,470 (6)   1.98%

_______________
(1)  In calculating percentage ownership for a named individual or group, the number of shares outstanding is deemed to include shares which the named individual or group has the right to acquire pursuant to the exercise of options.  Does not include ownership of shares held for the benefit of participants in the 1993
     MRP but which have not vested.
(2)  Includes 2,826 shares of Common Stock which Mr. Shoffner has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
     Does not include 42,368 shares beneficially owned by Mr. Shoffner's adult children as to which he disclaims beneficial ownership.
(3)  Includes 18,629 shares held jointly with Mr. Long's children.  Includes 2,511 shares which Mr. Long has the right to acquire pursuant to the exercise of options.
(4)  Includes 523 shares which Mr. Shoffner has the right to acquire pursuant to the exercise of options.  Mr. Shoffner disclaims beneficial ownership of any shares held by his father.
(5)  Includes 8,708 shares held jointly with Mr. Stagnolia's wife, 3,266 shares held in Mr. Stagnolia's IRA and 3,065 shares held in his wife's IRA.  Includes 666 shares which Mr. Stagnolia has the right to acquire pursuant to the exercise of options.
6)   Includes 10,664 shares held jointly with Mr. Walker's wife.  Includes 1,000 shares which Mr. Walker has the right to acquire pursuant to the exercise of options.

     Presented below is certain information concerning the nominee and directors continuing office. Unless otherwise stated, all directors and the nominee have held the positions indicated for at least the past five years.

     J. ROY SHOFFNER is currently Chairman of the Board and Chief Executive Officer of the Company and of Middlesboro Federal, a position he has held since 1994. He is a graduate of Lincoln Memorial University and a veteran USAF pilot of four years. Mr. Shoffner owns and operates Shoffner Realty, a real estate development company and also owns JRS Restaurant Corporation. Mr. Shoffner is the past owner of a local plastic pipe manufacturing company and is active in real estate and business properties. Mr. Shoffner is the father of James J. Shoffner.

     ROBERT R. LONG currently serves as Vice Chairman of the Board of Directors. He retired as regional manager of Sterchi Brothers retail furniture chain in 1983. Mr. Long is a graduate of Lincoln Memorial University and Northwestern University Business School. He served in the U.S. Army Air Corps in World War II as a B-24 Liberator Pilot.

     JAMES J. SHOFFNER joined Middlesboro Federal in 1994 as Vice President and Chief Operating Officer and became President and Chief Managing Officer in March 1996. He also serves as President of the Company. He also has served as President of Home since 1996. Prior to joining the Bank as a full-time officer, Mr. Shoffner was the General Manager of JRS Restaurant Corporation, which operates four franchised restaurants in the Middlesboro area. He graduated from Middlesboro High School and attended the University of Kentucky. He is on the Board of Directors of the Bell County Chamber of Commerce, the Bell County Tourism Commission and is a Deacon in the First Baptist Church of Middlesboro. Mr. Shoffner is a member of the Middlesboro Kiwanis Club and serves on the Advisory Board to the Debusk School of Business at Lincoln Memorial University. He has also previously served on the Board of the Middlesboro YMCA and as Chairman for the Bell County Chapter of the March of Dimes. Mr. Shoffner continues to serve as Chairman and President of JRS Restaurant Corporation. He has served on the Board of Directors of Middlesboro Federal since June 6, 1988. Mr. Shoffner is the son of J. Roy Shoffner.

     REECIE STAGNOLIA, JR. is currently Vice President and the Branch Manager and Loan Officer at the Cumberland Branch (Tri-City Office), of Middlesboro Federal, a position he has held since 1989. He previously worked for the Harlan County Board of Education as a teacher, Assistant Principal and Principal, Assistant Superintendent and Superintendent from 1962 to 1988. He attended Cumberland College, University of Kentucky and Eastern Kentucky University.

     RAYMOND C. WALKER served as president of the Mutual Holding Company's subsidiary, Home Loan Mortgage Corporation from October, 1991 to October, 1996. He worked for the Middlesboro Daily News as Advertising Director for 24 years, worked at National Bank as Business Development Director for seven years and served five years as manager of 120 units of the Section 8 Federally Funded Housing. Mr. Walker served as mayor of the city of Middlesboro and served as Vice President and Treasurer of the Bank.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information including their ages as of the Record Date with respect to executive officers of the Company who do not serve on the Board of Directors. Executive officers are appointed annually by the Board of Directors.

     J. D. HOWARD, age 36, has been Vice President of the Bank since July 1996 and was appointed Chief Financial Officer in October 1996. He also serves as Secretary/Treasurer for the Company. Prior to joining the Bank, Mr. Howard was an internal auditor and compliance officer at Home Federal of Middlesboro for two years. Prior to that he was Chief Financial Officer of First Federal Savings Bank, Pineville, Kentucky for 11 years.
                            -4-

     DIANA MIRACLE, age 35, has been Vice President and Chief Operating Officer of the Bank since October 1996. Mrs. Miracle joined the Bank as a compliance officer in August 1995. Prior to that time, she was employed at Security First Network Bank in Pineville, Kentucky.

________________________________________________________________
      MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

     The business of the Company is conducted at regular and special meetings of the full Board and its standing committees.
The standing committees consist of the Executive, Audit, Compensation, Finance, Insurance, Investment and Loan
Committees.

     During fiscal year 1997, the Board of Directors held 12 regular meetings and three special meetings called in accordance with the bylaws. No director attended less than 75% of said meetings and the meetings held by all committees of the Board of Directors on which he served.

     The Executive Committee is comprised of any three directors with one senior officer. The Executive Committee reviews management decisions during the intervals between the regular monthly meetings of the Board of Directors and reports to the full Board of Directors at the regular meetings. The Executive Committee met 52 times during the fiscal year ended June 30, 1997.

     The Audit Committee consists of Directors J. Roy Shoffner and Raymond C. Walker. This committee regularly meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the Audit Committee meets with the independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee met four times during the fiscal year ended June 30, 1997.

     The Compensation Committee is comprised of any three non-employee directors and one senior officer who does not participate in deliberations regarding his compensation. The Compensation Committee annually reviews the compensation of the officers of the Bank and makes recommendations to the Board of Directors. The Committee reports to the full Board of Directors at the regular meetings. The Compensation Committee met four times during the fiscal year ended June 30, 1997.

     The Investment Committee consists of Directors Robert R. Long, James J. Shoffner and J. Roy Shoffner and meets at least quarterly. The Investment Committee is charged with oversight responsibilities of the Bank's investment policies. The committee met four times during the fiscal year ended June 30, 1997.

     The Loan Committee is made up of any two directors and one senior officer. The committee meets weekly to review and ratify management's approval of loans made within the scope of its authority since the last committee meeting and approve mortgage loans up to $250,000. The committee also approves consumer and business loans up to $5,000. The Loan Committee met 104 times during the fiscal year ended June 30, 1997.

     Under the Company's Bylaws, the Board of Directors serves as a nominating committee for selecting management's nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not established any procedures for this purpose. The Board of Directors met twice in its capacity as the nominating committee during the fiscal year ended June 30, 1997.

________________________________________________________________
                 DIRECTOR COMPENSATION
________________________________________________________________

     DIRECTOR FEES. The members of the Board of Directors receive $800 for regular monthly Board meetings and committee meetings attended and $100 for each special meeting attended. The Chairman receives $850 monthly for regularly scheduled Board meetings and committee meetings and $125 for special meetings. Each non-employee director is entitled to receive options to purchase 100 shares of Common Stock at its then-current fair market value upon joining the Board of Directors.

     DIRECTOR RETIREMENT PLAN. The Bank has adopted the Middlesboro Federal Bank, Federal Savings Bank Retirement Plan for Non-Employee Directors (the "Directors' Plan") pursuant to which non-employee directors of the Bank are entitled to receive, upon retirement, 60 monthly payments in the amount of 75% of the average monthly fees that the respective director received for service on the Board during the 12-month period preceding termination of service on the Board, subject to a 20 year vesting schedule. In connection with the adoption of the Directors' Plan, the Bank incurred an expense of $169,061 which was recognized during the fiscal year 1997.

     In fiscal year 1997, the Bank's Board converted the Directors' Plan from a defined benefit type of plan to a defined
contribution type.   Under the Directors' Plan, as amended, a
bookkeeping account in each participants' name is credited, on an annual basis with an amount equal to the sum of the accrual attributable to the participant equal to the investment return which would have resulted if such deferred amounts had been invested in either Common Stock or the Bank's highest annual rate of interest on certificates of deposit having a one-year term.

     Each participant's account has been credited with an amount equal to the present value of the benefits in which the participant has a fully vested interest before its amendment. This amount was determined based on the participant's years of service and 75% of average fees paid to directors in the year prior to the participant's retirement. In addition, beginning July 1, 1996, each participant's account is credited with $1,516 for each year of service until a maximum of 20 years worth of credits is reached, including past service credits. Benefits are payable from the Bank's general assets, although the Bank may establish a grantor trust that will purchase Common Stock that will be held to help the Bank meet its liabilities associated with the Directors' Plan.

     Upon a "Change in Control" the present value of each participant's benefits will become payable in one lump-sum payment within ten days. "Change in Control" generally refers to
(a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing twenty percent (20%) or more of the combined voting power of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board of the Bank or the board of directors of the Company on the date hereof ("Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or
(c) the occurrence of a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the resulting entity. A Change in Control will not occur as the result of acquisitions of Common Stock by Messrs. J. Roy Shoffner and James J. Shoffner.

________________________________________________________________
        EXECUTIVE COMPENSATION AND OTHER BENEFITS
________________________________________________________________

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer who receives no compensation other than his fees as director and chairman. No executive officer of the Company earned a salary and bonus during fiscal year 1997 exceeding $100,000 for services rendered in all capacities to the Bank.

                                                                           Long-Term
                                                                      Compensation Awards
                                      Annual Compensation            -----------------------
Name and                          -------------------------------   Restricted  Securities
Principal                Fiscal                      Other Annual     Stock     Underlying    All Other
Position                  Year  Salary     Bonus     Compensation    Award(s)   Options     Compensation(1)
------------------------------------------------------------------------------------------------------------

J. Roy Shoffner           1997  $13,000 (2) $    --     $   --       $   --    $  --     $ 11,425
Chairman                  1996       --          --         --           --            --       10,200
                          1995       --          --         --        2,336 (3)     2,120

___________
(1)  Consists of director's fees.
(2)  Mr. Shoffner began receiving a salary from the Company in the fourth quarter of fiscal year 1997.
(3)  Consists of 200 shares of restricted stock granted under the Bank's 1993 MRP with a fair market value of $11.68 per share at the date of grant.

     OPTION YEAR-END VALUE TABLE. The following table sets forth information concerning the value of options held by the Chief Executive Officer at June 30, 1997.

                       Number of Securities            Value of Unexercised
                      Underlying Unexercised           In-the-Money Options
                    Options at Fiscal Year-End         at Fiscal Year-End (1)
                    --------------------------      --------------------------
                    Exercisable   Unexercisable     Exercisable  Unexercisable
                    -----------   -------------     -----------  -------------
J. Roy Shoffner       2,826          --              $18,369      $   --

____________
(1) Based on aggregate fair market value of the shares of Common Stock underlying the options at June 30, 1997 less aggregate exercise price. For purposes of this calculation, the fair market value of the Common Stock at June 30, 1997 is assumed to be equal to the last known sale price of $14.00 per share. All options granted to Mr. Shoffner were granted at an adjusted exercise price of $7.50 per share.

________________________________________________________________
                   CERTAIN TRANSACTIONS
________________________________________________________________

     During the fiscal year ended June 30, 1997, certain loans made by the Bank were outstanding in an amount exceeding $60,000 to certain directors and executive officers and associates of directors and executive officers. All of such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

________________________________________________________________
   PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
________________________________________________________________

     Marr, Miller & Myers, PSC, which was the Company's independent certified public accounting firm for the 1997 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1998 fiscal year, subject to ratification by the Company's stockholders. A representative of Marr, Miller & Myers, PSC is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Marr, Miller & Myers, PSC as the Company's auditors for the 1998 fiscal year.

________________________________________________________________
                      OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. If any other matters should pro-

perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements, with the exception of Diana Miracle who failed to report one transaction on her Initial Statement of Beneficial Ownership.

________________________________________________________________
                       MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1997 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 1431 Cumberland Avenue, Middlesboro, Kentucky 40961 no later than May 22, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Exchange Act.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ J.D. Howard
                          J. D. HOWARD
                          SECRETARY
Middlesboro, Kentucky
September 19, 1997

________________________________________________________________
                       FORM 10-KSB
________________________________________________________________

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE STOCKHOLDER RELATIONS, CUMBERLAND MOUNTAIN BANCSHARES, INC., 1431 CUMBERLAND AVENUE, MIDDLESBORO, KENTUCKY 40961.
________________________________________________________________

                       REVOCABLE PROXY
             CUMBERLAND MOUNTAIN BANCSHARES, INC.
             ___________________________________
               ANNUAL MEETING OF STOCKHOLDERS
                     OCTOBER 15, 1997
             ___________________________________


     The undersigned hereby appoints James J. Shoffner, Reecie Stagnolia, Jr. and Raymond C. Walker, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Cumberland Mountain Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the main office of Middlesboro Federal Bank, Federal Savings Bank, 1431 Cumberland Avenue, Middlesboro, Kentucky on Wednesday, October 15, 1997 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
     1. The election as director of the
        nominee listed below (except as
        marked to the contrary below).     [  ]        [  ]

        J. Roy Shoffner
        Robert R. Long

        INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
        NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
        BELOW.
        __________________________

                                                    FOR    AGAINST   ABSTAIN
                                                    ---    -------   -------
     2. Ratification of the appointment of
        Marr, Miller & Myers, PSC as auditors for
        the 1998 fiscal year.                       [  ]    [  ]     [  ]

The Board of Directors recommends a vote "FOR" each of the listed propositions.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-

tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 1997 fiscal year.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.

Please check here if
you plan to attend
the Annual Meeting    [   ]

________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________